JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated April 19, 2012 to PROSPECTUSES dated May 2, 2011

Changes to Variable Investment Options

This Supplement applies to VENTURE OPPORTUNITY A SHARE VARIABLE ANNUITY and VENTURE OPPORTUNITY B SHARE VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements Contract prospectuses dated May 2, 2011.

You should read this Supplement together with the current prospectus for the Contract you purchase (the “Annuity Prospectus”) and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy.

Purpose of this Supplement

This Supplement announces changes in the Contracts’ Variable Investment Options to reflect the mergers of the John Hancock Variable Insurance Trust (“JHVIT”) Portfolios Balanced Trust, Core Allocation Trust and Core Balanced Trust into the JHVIT Lifestyle Growth Trust.

Portfolio Mergers

Effective at the close of business on April 27, 2012, Balanced Trust, Core Allocation Trust and Core Balanced Trust are merging into Lifestyle Growth Trust.

As a result, after April 27, 2012, the Variable Investment Option corresponding to Lifestyle Growth Trust replaces the Variable Investment Options corresponding to Balanced Trust, Core Allocation Trust and Core Balanced Trust in your Contract, and you no longer will be able to allocate Contract Value or any Purchase Payments to the Balanced Variable Investment Option, the Core Allocation Variable Investment Option or the Core Balanced Variable Investment Option.

Accordingly, all references in the Annuity Prospectus to the “Balanced” Variable Investment Option, the “Core Allocation” Variable Investment Option and the “Core Balanced” Variable Investment Option are replaced with the “Lifestyle Growth” Variable Investment Option.

In addition, all references in the Annuity Prospectus to the “Balanced Trust,” the “Core Allocation Trust” and the “Core Balanced Trust” are replaced with the “Lifestyle Growth Trust,” except for the disclosure in Appendix U: “Tables of Accumulation Unit Values,” which is historical in nature.

You should retain this Supplement for future reference.

Supplement dated April 19, 2012

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